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                                                                   Exhibit 10.56

                        INTERCREDITOR AND SUBORDINATION AGREEMENT

      THIS INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of January 1, 2002 (as amended, restated or otherwise modified, this "Agreement") is by and among KNOLOGY Broadband, Inc., a Delaware corporation (the "Guarantor"), certain of the Subsidiaries of the Guarantor as identified in the Credit Agreement as borrowers (the "Borrowers" and collectively with the Guarantor, the "Loan Parties"), KNOLOGY, Inc., a Delaware corporation (the "Subordinated Creditor") and First Union National Bank, a national banking association, as Administrative Agent (the "Administrative Agent") for the benefit of itself and the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Credit Agreement (as hereinafter defined).

                                   STATEMENT OF PURPOSE

      Pursuant to the Credit Agreement dated as of December 22, 1998 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Borrowers, the Guarantor, the Lenders and the Administrative Agent, the Lenders agreed to extend certain credit facilities to the Borrowers on terms and conditions contained therein.

      The Guarantor has requested that the Lenders consent (a) to the issuance, by the Guarantor to the Subordinated Creditor, of subordinated debt in the form of a $34,500,000 secured subordinated note (the "Intercompany Credit Facility Note") (b) to the subordinated guaranty of the Junior KNOLOGY Debt (as defined below) by the Borrowers and (c) to the granting of subordinated liens on certain assets of the Loan Parties to secure the repayment of the Junior KNOLOGY Debt. As a condition to granting such consent, the Lenders require that the Loan Parties and the Subordinated Creditor execute and deliver this Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                        ARTICLE I
                                       DEFINITIONS

      SECTION 1.1 Definitions and Rules of Construction.

      (a) The following terms when used in this Agreement shall have the meaning as assigned to them below:

      "Administrative Agent" shall have the meaning assigned thereto in the preamble hereof.

      "Bankruptcy Case" means any proceeding commenced by or against the Guarantor or any of its Subsidiaries, under any provision of the Bankruptcy Code or under any other federal or state bankruptcy or insolvency law, including assignments for the benefit of creditors, or proceedings seeking reorganization, arrangement, or other similar relief and all converted or succeeding cases in respect thereof.

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      "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C.
Section 101, et seq.), as amended, and any successor statute.

      "Collateral" means the Senior Collateral and the Subordinated Collateral.

      "Collateral Agent" shall have the meaning assigned thereto in Section 3.4 hereof.

      "Credit Agreement" shall have the meaning assigned thereto in the Statement of Purpose hereof.

      "Credit Documents" means, collectively, the Credit Agreement, all other Loan Documents (as defined therein), and any other document, instrument, or agreement now existing or hereafter arising evidencing, documenting, securing, or otherwise relating to the Senior Debt, together with any amendments, replacements, substitutions, or restatements thereof.

      "Determination Date" means the date on which the Subordinated Creditor and the Administrative Agent (on behalf of itself and the other Lenders) (a) terminate their security interests under the Pledge Agreement or the Security Agreement or the Subordinated Pledge Agreement or the Subordinated Security Agreement, respectively, (b) accelerate any sum due under the Credit Documents or the Junior KNOLOGY Debt Credit Documents, respectively or (c) the Lenders refuse to fund any additional advance to the Borrower as a result of the occurrence of any default or event of default under the Credit Documents.

      "Intercompany Guaranty Agreement" means the intercompany guaranty agreement dated as of January 1, 2002, executed by any Subsidiary of the Guarantor, in favor of the Subordinated Creditor for the purpose of guaranteeing the payment of the Junior KNOLOGY Debt in each case, as amended, restated, supplemented or otherwise modified in accordance with the terms hereof.

      "Intercompany Mortgages" means the collective reference to any mortgage or deed of trust granted by the Guarantor or any Subsidiary thereof to secure the payment of the Junior KNOLOGY Debt, in each case, as amended, restated, supplemented or otherwise modified in accordance with the terms hereof.

      "Intercompany Pledge Agreement" means the intercompany pledge agreement dated as of January 1, 2002, executed by the Guarantor and certain of its Subsidiaries to secure the payment of the Junior KNOLOGY Debt, as amended, restated, supplemented or otherwise modified in accordance with the terms hereof.

      "Intercompany Security Agreement" the intercompany security agreement dated as of January 1, 2002, executed by the Guarantor and certain of its Subsidiaries to secure the payment of the Junior KNOLOGY Debt, as amended, restated, supplemented or otherwise modified in accordance with the terms hereof.

      "Junior KNOLOGY Debt" means all obligations and any other presently existing or hereafter arising indebtedness, claims, debts, liabilities, and obligations of Guarantor owing to


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the Subordinated Creditor and evidenced by the Intercompany Credit Facility
Note, whether direct or indirect, whether contingent or of any other nature, character, or description and any refinancings, renewals, refundings, or extensions of such amounts in accordance with this Agreement

      "Junior KNOLOGY Debt Credit Documents" means, collectively, the Intercompany Credit Facility Note, the Junior KNOLOGY Debt Security Documents, and all other loan documents evidencing the Junior KNOLOGY Debt or any security interest or lien securing the repayment thereof.

      "Junior KNOLOGY Debt Security Documents" means the collective reference to the Intercompany Security Agreement, the Intercompany Pledge Agreement, the Intercompany Guaranty Agreement, the Intercompany Mortgages and any other agreement or writing pursuant to which the Guarantor or any Subsidiary thereof purports to pledge or grant a security interest in any property or assets securing the Junior KNOLOGY Debt or any such Person purports to guaranty the payment and/or performance of the Junior KNOLOGY Debt.

      "Liquidating Party" shall have the meaning assigned thereto in Section
2.3.

      "Loan Party" means the Guarantor or any Borrower, and "Loan Parties" means the collective referred thereto.

      "Permitted Junior Securities" means (a) any payment or distribution of junior securities of any Borrower, the Guarantor or any other Person authorized by an order or decree giving effect to the subordination of the Junior KNOLOGY Debt to the Senior Debt, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy, insolvency or other similar law, or (b) common stock or other junior debt or equity securities of any Borrower, the Guarantor or any other Person provided for by a plan of reorganization or readjustment which such other junior securities are subordinated, to at least the same extent as the Junior KNOLOGY Debt, to the indefeasible payment in full in cash of all Senior Debt.

      "Secured Party" means the Subordinated Creditor or the Administrative Agent, as applicable as the context requires, or any successor or assignee of any of either of them.

      "Senior Collateral" means the collective reference to all assets of the Guarantor and its Subsidiaries subject to any security interest or other lien granted pursuant to any of the Security Documents (as defined in the Credit Agreement) to secure the payment and/or performance of the Senior Debt. The Senior Collateral shall, without limitation, include all of the Subordinated Collateral.

      "Senior Debt" means all Obligations (as defined in the Credit Agreement) and any other presently existing or hereafter arising indebtedness, claims, debts, liabilities, and obligations of the Borrowers or the Guarantor owing to the Administrative Agent or the Lenders under the Credit Agreement and other Loan Documents, whether direct or indirect, whether contingent or of any other nature, character, or description and any refinancings, renewals, refundings, or extensions of such amounts.


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      "Subordinated Collateral" means the collective reference to all assets of the Guarantor and its Subsidiaries subject to any security interest or other lien granted pursuant to any of the Junior KNOLOGY Debt Collateral Documents to secure the payment and/or performance of the Junior KNOLOGY Debt.

      "Subordinated Payment" shall have the meaning assigned thereto in Section 2.2(b).

      "UCC" means the Uniform Commercial Code as in effect in the State of North Carolina, as amended or modified from time to time; provided that if by reason of mandatory provisions of law, the perfection of the effect of perfection or non-perfection of the security interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than North Carolina, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

      (b) Capitalized terms used herein and not defined shall have the meaning assigned thereto in the Credit Agreement.

      SECTION 1.2 General. Unless otherwise specified, a reference in this Agreement to a particular article, section or subsection is a reference to that article, section or subsection of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.

                                   ARTICLE II.
                                  SUBORDINATION

      SECTION 2.1 Subordination to Senior Debt. Notwithstanding anything in the Junior KNOLOGY Debt or any other agreement relating to the Junior KNOLOGY Debt to the contrary, the Subordinated Creditor hereby agrees and covenants that, to the extent set forth herein and on the terms and conditions set forth herein, the Junior KNOLOGY Debt is and shall be subordinate in right of order and payment to the indefeasible payment in full in cash of the Senior Debt and the termination of all Commitments under the Credit Agreement. Each holder of Senior Debt, either now existing or hereafter arising, shall be deemed to have acquired such Senior Debt in reliance upon the provisions contained in this Article II. The Junior KNOLOGY Debt shall include a legend stating that the payment thereof is subordinate to the indefeasible payment in full in cash of all Senior Debt pursuant to this Agreement, and the Guarantor and the Borrowers shall mark all books of account in such manner to indicate that payment thereof is subordinated pursuant to this Agreement.

      SECTION 2.2 No Payment or Remedies with respect to the Junior KNOLOGY
Debt.

      (a) The Subordinated Creditor shall not accelerate, demand, sue for, commence any collection or enforcement action or exercise any remedy with respect to the Junior KNOLOGY Debt until after the indefeasible payment in full in cash of the Senior Debt and the termination of all Commitments under the Credit Agreement.


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      (b) The Subordinated Creditor shall not be entitled to receive any payment, either directly or indirectly, by or on behalf of any Loan Party, in cash, property or securities (other than Permitted Junior Securities) (i) on account of the principal of, premium, if any, and interest (including post-petition interest) on the Junior KNOLOGY Debt at any time outstanding, or other fees, costs, expenses and any other amounts accrued, incurred or otherwise due in respect of the Junior KNOLOGY Debt, or (ii) to prepay, purchase, redeem, retire, exchange, defease or otherwise acquire the Junior KNOLOGY Debt or any instrument evidencing the Junior KNOLOGY Debt for cash or property (any such payment, other than a payment with Permitted Junior Securities, collectively referred to as "Subordinated Payments") until after the indefeasible payment in full in cash of the Senior Debt and the termination of all Commitments under the Credit Agreement.

      (c) In furtherance of the provisions of Section 2.1, in the event that, notwithstanding the foregoing provisions of this Section 2.2, any Subordinated Payment, either directly or indirectly, shall be made by or on behalf of any Loan Party, and received by the Subordinated Creditor at a time when such payment was prohibited by the provisions of this Section 2.2, then, unless and until such payment is no longer prohibited by this Section 2.2, such payment shall be segregated and held in trust for the benefit of and shall be promptly paid over to, the Administrative Agent for the ratable benefit of itself and the Lenders.

      SECTION 2.3 Subordination upon Dissolution, Liquidation or Reorganization of any Borrower. Upon any distribution by any Loan Party of assets of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding up, liquidation or reorganization of such Loan Party (in such capacity, the "Liquidating Party"), whether in a voluntary or involuntary bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors or otherwise or any other marshalling of assets and liabilities of such obligor:

      (a) the Administrative Agent and Lenders shall first receive indefeasible payment in full in cash, to the extent then presently available for payment, of all Senior Debt (or have such payments duly provided for in a manner satisfactory to the Administrative Agent and the Lenders) before the Subordinated Creditor is entitled to receive any Subordinated Payment on account of or accrued or incurred in connection with any Junior KNOLOGY Debt;

      (b) any payment or distribution of assets of the Liquidating Party of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities) to which the Subordinated Creditor would be entitled except for the provisions of this Agreement shall be paid by the Liquidating Party, the liquidating trustee or agent or other person making such a payment or distribution, directly to the Administrative Agent for the ratable benefit of itself and the Lenders, to the extent necessary to make payment in full of all Senior Debt remaining unpaid; and

      (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Liquidating Party of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities), shall be received by the Subordinated Creditor on account of, or accrued or incurred in connection with, any Junior KNOLOGY Debt before the


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indefeasible payment in full in cash of the Senior Debt and all Commitments under the Credit Agreement have been terminated, or effective provision (in a manner satisfactory to the Administrative Agent and Lenders) made for its payment, then such payment or distribution shall be segregated and received and held in trust for the benefit of and shall be promptly paid over to the Administrative Agent, for the ratable benefit of itself and the Lenders, for application to the payment of all Senior Debt until such Senior Debt shall have been indefeasibly paid in full in cash.

      SECTION 2.4 Subrogation. Subject to the prior indefeasible payment in full in cash of all Senior Debt and the termination of all Commitments under the Credit Agreement, the holder of, or obligee with respect to, any Junior KNOLOGY Debt shall be subrogated to the rights of the Administrative Agent and Lenders to receive payments or distributions of assets applicable to the Senior Debt to the extent that distributions were paid to the Lenders that otherwise would have been paid to such obligee, until all amounts owing on such Junior KNOLOGY Debt shall be indefeasibly paid in full, and for the purpose of such subrogation no such payments or distributions to the Administrative Agent or Lenders by virtue of this Agreement, which otherwise would have been made to such obligee, shall, as between the obligor on such Junior KNOLOGY Debt and such obligee, be deemed to be payment on account of such Senior Debt, it being understood that the provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Subordinated Creditor, on the one hand, and the Administrative Agent and Lenders, on the other hand.

      SECTION 2.5 Subordination Rights Not Impaired.

      (a) No right of the Administrative Agent or any Lender to enforce the subordination provisions herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Loan Party or by any act or failure to act, in good faith, by the Administrative Agent or any such Lender, or by any noncompliance by any Loan Party with the terms of any Junior KNOLOGY Debt, regardless of any knowledge thereof which any such Lender may have or be otherwise charged with. The Administrative Agent and the Lenders may extend, renew, modify or amend the terms of Senior Debt or any security therefor and release, sell or exchange such security and otherwise deal freely with any Loan Party, all without affecting the liabilities and obligations of the Guarantor or any other Loan Party or the rights of the Administrative Agent and the Lenders hereunder; provided, however, this Agreement does not extend to the refinancing of the Senior Debt unless such refinancing is arranged by the Administrative Agent.

      (b) All rights and interests hereunder of the Administrative Agent and the Lenders, and all agreements and obligations of the Subordinated Creditor under this Agreement, shall remain in full force and effect irrespective of (i) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, or of any provision of any thereof or (ii) any other circumstance that might otherwise constitute a defense available to, or a discharge of any Loan Party in respect of the Senior Debt.


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                                  ARTICLE III.
                            INTERCREDITOR PROVISIONS

      SECTION 3.1 Permitted Liens and Relative Priorities.

      (a) As between the Secured Parties, until the indefeasible payment in full in cash of the Senior Debt and the termination of all Commitments under the Credit Agreement, and notwithstanding the terms (including the description of collateral), dating, execution, or delivery of any document, instrument, or agreement; the time, order, occurrence, method, or manner of granting, or perfection of any security interest or lien, the time of filing or recording of any financing statements, or any other documents, instruments, or agreements under the UCC or any other applicable law; or any provision of the UCC or any other applicable law to the contrary, the Secured Parties agree:

            (i) The Administrative Agent shall have a first priority security interest and lien upon the Collateral, for the ratable benefit of itself and the other Lenders, to secure the Senior Debt, which such security interest and lien shall be senior in all respects to the security interest and lien of the Subordinated Creditor upon the Collateral, including, without limitation (A) the right to receive payments upon disposition of, on account of, or otherwise relating to any part or all of the Collateral (including, without limitation, the proceeds thereof) and (B) the right to exercise any remedies with respect to the Collateral (including, without limitation, the right to exercise any voting or other corporate rights with respect to any pledged ownership interests).

            (ii) The Subordinated Creditor shall have a second priority security interest in and lien upon the Collateral to secure the Subordinated Indebtedness, which such security interest and lien shall be subordinate in all respects to the security interest and lien of the Administrative Agent, for the ratable benefit of itself and the other Lenders, upon the Collateral, including, without limitation (A) subordinate to the rights of the Administrative Agent, on behalf of itself and the other Lenders, to receive payments upon disposition of, on account of or otherwise relating to any part of or all of the Collateral (including, without limitation, the proceeds thereof) and (B) subordinate to the rights of the Administrative Agent, on behalf of itself and the other Lenders, to exercise any remedies with respect to the Collateral (including, without limitation, the right to exercise any voting or other corporate rights with respect to any pledged ownership interests).

      (b) In furtherance of the provisions of Section 3.1(a), in the event that, notwithstanding the foregoing provisions of this Section 3, the Subordinated Creditor shall obtain or receive any payment on account of or relating to any of the Collateral (including, without limitation, any proceeds thereof), either directly or indirectly, in violation or conflict with the provisions of Section 3.1(a), then, unless and until such payment is no longer in violation or conflict with Section 3.1(a), such payment shall be segregated for all other funds and assets of the Subordinated Creditor and held in trust for the benefit of and shall be promptly paid over to the Administrative Agent for the ratable benefit of the Lenders.


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      (c) In furtherance of the provisions of Section 3.1(a), in the event that, it shall be determined that all or any portion of the Subordinated Collateral does not also constitute Senior Collateral (any such Collateral, the "Excess Collateral"), the Subordinated Creditor hereby agrees to hold such Excess Collateral for the benefit of the Administrative Agent and Lenders and all such Excess Collateral shall be deemed to be Senior Collateral for the purposes of this Section 3.1. To the extent necessary to effectuate the provisions of this
Section 3.1(c), each of the Loan Parties hereby grants a security interest to the Administrative Agent, for the ratable benefit of itself and the Lenders, in such Excess Collateral to secure the payment of the Obligations.

      SECTION 3.2 No Alteration of Priority. The lien and security interest priorities provided in Section 3.1 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement, or refinancing of any of the Senior Debt nor by any action or inaction which either Secured Party may take or fail to take in respect of the Collateral.

      SECTION 3.3 Notice of Determination Date. The Administrative Agent and the Subordinated Creditor shall give the other party prompt written notice of the occurrence of any event giving rise to any Determination Date.

      SECTION 3.4 Management of Collateral; Proceeds. Notwithstanding anything to the contrary contained in the Credit Documents or the Junior KNOLOGY Debt Credit Documents, unless and until the indefeasible payment in full in cash of the Senior Debt and all Commitments under the Credit Agreement have been terminated:

      (a) the Administrative Agent is hereby appointed by Subordinated Creditor to act as the collateral agent (the "Collateral Agent") for itself and Subordinated Creditor, and the Collateral Agent shall have the sole right to manage the Collateral, including, without limitation, (i) the exclusive right to exercise or refrain from exercising any action, authority, judgment, discretion, right, power or remedy of either Secured Party with respect to the Collateral pursuant to the applicable terms of any Credit Document or any Junior KNOLOGY Credit Document, as applicable, with respect to the Collateral, (iii) the exclusive right to enforce or seek to enforce any rights and remedies, with respect to the Collateral, and (ii) the exclusive right to exercise any voting or other corporate rights with respect to any Collateral, as applicable;

      (b) the Subordinated Creditor shall not take any action, directly or indirectly, to enforce any of its rights with respect to the Collateral or take any other action that would interfere with the rights of the Administrative Agent under any Credit Document; and

      (c) the Subordinated Creditor shall not take any action, directly or indirectly, to enforce any of its rights against any Loan Party thereof or take any other action with respect to any Loan Party thereof that would interfere with the rights of the Administrative Agent under any Credit Document, in each case with respect to the foregoing clause (a), clause (b) and clause (c) without the prior written consent of the Administrative Agent.

      The parties hereto agree and acknowledge that the Collateral Agent shall have no fiduciary relationship, or other duties or responsibilities except those expressly set forth in this


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Agreement and no implied duties or responsibilities shall be deemed to exist hereunder or under any document, agreement or instrument executed in connection herewith. The Collateral Agent (and any other person or agent acting on behalf of the Collateral Agent) shall not be liable for any action taken or omitted to be taken by it or in connection herewith except to the extent such action or omission is caused solely by the gross negligence or willful misconduct thereof.

                                   ARTICLE IV.
                ADDITIONAL COVENANTS OF THE SUBORDINATED CREDITOR

      SECTION 4.1 Authorization to Effect Subordination. In furtherance of the terms of this Agreement, the Subordinated Creditor, by its acceptance hereof, solely in its capacity as obligee with respect to Subordinated Indebtedness (a) irrevocably authorizes and empowers (but without imposing any obligation on) the Administrative Agent (through any of its authorized representatives) on behalf of itself and the other Lenders to demand, sue for, collect and receive such obligee's ratable share of payments or distributions with respect to the Junior KNOLOGY Debt or the Subordinated Collateral and take all such other action, in the name of the Subordinated Creditor or otherwise, as such authorized representatives may determine to be necessary or appropriate for the enforcement of the provisions of this Agreement, including without limitation, that in any Bankruptcy Case, the Administrative Agent shall have the right, as attorney-in-fact for the Subordinated Creditor, to file any claim, proof of claim or such other instrument of similar character, in each case, solely to the extent such proof of claim or such other instrument relates to the Junior KNOLOGY Debt, any Subordinated Payment and the Subordinated Collateral, if, in each case, the Subordinated Creditor fails to do so in a timely manner; (b) agrees to execute and deliver to such representatives, all such further instruments confirming the authorization hereinabove set forth, and all such powers of attorney, proofs of claim, assignments of claim and other instruments as may reasonably be requested by the Administrative Agent; and (c) agrees that any non-cash distribution received by the Administrative Agent on account of the Subordinated Collateral that, in the absence of this Agreement, otherwise would be payable to the Subordinated Creditor, may thereafter be liquidated by the Administrative Agent, applied to the repayment of Senior Debt in accordance with terms of the Credit Agreement, and only the cash proceeds thereof, net of costs of sale, will be counted in determining whether the Senior Debt has been paid in full. In furtherance of the foregoing, the Subordinated Creditor agrees that until indefeasible payment in full in cash of all Senior Debt, the Subordinated Creditor will not vote any interest in any Bankruptcy Case (as such vote relates to the Junior KNOLOGY Debt, any Subordinated Payment or any Subordinated Collateral) or take any other action in such Bankruptcy Case, without the prior consent of the Administrative Agent, provided that the Subordinated Creditor may defend or vote against or otherwise oppose any action or plan (other than an action or proceeding seeking to enforce the provisions of this Agreement) proposed or asserted by any party the intent of which is to subordinate, reduce or otherwise challenge the validity or priority of any claim or lien asserted by the Subordinated Creditor in such Bankruptcy Case so long as such action by the Subordinated Creditor does not have the effect of challenging or otherwise limiting in any respect any claim, lien or position asserted by or on behalf of the Administrative Agent or any Lender under or with respect to the Senior Debt. Any collection, sale, or


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other disposition of the Collateral by the Administrative Agent shall be conclusively presumed to be commercially reasonable if the Administrative Agent conducts such collection, sale, or other disposition in conformance with the applicable provisions of the UCC as in effect in the applicable jurisdiction. The Administrative Agent agrees to use its commercially reasonable best efforts to notify the Subordinated Creditor of any such collection, sale or other disposition and to provide the Subordinated Creditor the reasonable opportunity to bid for the Collateral subject to such collection, sale or other disposition.

      SECTION 4.2 The exercise of any rights and remedies of the Administrative Agent hereunder or under the Security Agreement, Pledge Agreement or any other document regarding the Senior Collateral (a) shall not be prohibited or restricted in any manner by any of the Junior KNOLOGY Debt Credit Documents and
(b) shall not constitute or give rise to any event of default or "Default" under any of the Junior KNOLOGY Debt Credit Documents (as such term is defined therein).

      SECTION 4.3 Waiver of Marshalling. Each party hereto waives any right to compel the other party to marshal any of the Collateral or to seek payment from any particular assets of any Loan Party or from any third party.

      SECTION 4.4 Amendments and Modifications. Under no circumstance shall the Subordinated Creditor amend or modify, or permit the amendment or modification of, any provision of the Junior KNOLOGY Credit Documents without the prior written consent of the Administrative Agent.

      SECTION 4.5 Maturity Date; Optional Prepayment. The Subordinated Creditor and the Guarantor hereby covenant and agree that until the date that is ninety-one (91) days following the indefeasible payment in full in cash of the Senior Debt (a) the Guarantor will not make any optional prepayment or redemption of the Junior KNOLOGY Debt and (b) the Subordinated Creditor will not amend the terms of the Junior KNOLOGY Debt, if the effect of such amendment is to require any prepayment or repayment of the Junior KNOLOGY Debt, in each case, without the prior written consent of the Administrative Agent. This Section 4.5 shall survive the termination of this Agreement and any payment, prepayment or amendment of the Junior KNOLOGY Debt in violation of the foregoing clause (a) or
(b) shall be void ab initio.

      SECTION 4.6 Further Subordination. Neither the Subordinated Creditor nor any obligor with respect to the Junior KNOLOGY Debt shall agree to any further subordination of the Junior KNOLOGY Debt.

      SECTION 4.7 Transfer, Assignments or Pledges of Junior KNOLOGY Debt. In no event shall the Subordinated Creditor transfer, assign or pledge the Junior KNOLOGY Debt.

      SECTION 4.8 Statement of Debt. The Subordinated Creditor and the Loan Parties shall, at any time or times upon the reasonable request of the Administrative Agent, promptly furnish to the Administrative Agent a true, correct and complete statement of the outstanding Junior KNOLOGY Debt.


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      SECTION 4.9 Further Assurances. The Subordinated Creditor and the Loan
Parties agree to execute such other documents and take such other actions as may be reasonably necessary to implement the terms hereof.

                                   ARTICLE V.
                                  MISCELLANEOUS

      SECTION 5.1 Waiver of Notices. The Subordinated Creditor hereby waives receipt of all notices, demands and protests in connection with payments of Senior Debt which might otherwise release the obligor or the Subordinated Creditor with respect to the Junior KNOLOGY Debt from the terms of this Agreement.

      SECTION 5.2 Bankruptcy Issues. This Agreement shall continue in full force and effect after the commencement of a Bankruptcy Case (all references herein to the Loan Parties being deemed to apply to such Person as debtor-in-possession and to a trustee for such Person's estate in a Bankruptcy Case), and shall apply with full force and effect with respect to all Collateral or proceeds therefrom acquired by such Person.

      SECTION 5.3 Notices.

      (a) Method of Communication. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the fifth (5th) Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

      (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

      If the Administrative Agent   First Union National Bank
                                    Charlotte Plaza, CP-23
                                    201 South College Street
                                    Charlotte, North Carolina 28288-0680
                                    Attention: Syndication Agency Services
                                    Telephone No.: (704) 374-2698
                                    Telecopy No.: (704) 383-0288

      If to Subordinated Creditor:  KNOLOGY, Inc.
                                    1241 O.G. Skinner Drive
                                    West Point, Georgia
                                    Attention: Chad Wachter, Esq.
                                    Telephone No.: (706) 634-2663
                                    Telecopy No.: (706) 773-2663

      If to any Loan Party          KNOLOGY Broadband, Inc.
                                    1241 O.G. Skinner Drive
                                    West Point, Georgia
                                    Attention: Chad Wachter, Esq.
                                    Telephone No.: (706) 634-2663
                                    Telecopy No.: (706) 773-2663

      With copies to:

                                    Alston & Byrd, LLP
                                    One Atlanta Center
                                    1201 West Peachtree Street
                                    Atlanta, GA 30309-3424
                                    Attention: Richard Grice, Esq.
                                    Telephone Number: (404) 881-7000
                                    Telecopy Number: (404) 881-7777

      SECTION 5.4 Binding Effect; Amendments. This Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, and shall be irrevocable. Notwithstanding the payment in full of the Senior Debt or the termination of the Commitments under the Credit Agreement, this Agreement shall remain in full force and effect so long as any claim can be made, whether as the result of any Bankruptcy Case or for any other reason, for the rescission, avoidance or recovery for any reason of any payment made on the Senior Debt; and in the event any such payment in fact is rescinded, avoided or otherwise recovered, this Agreement shall operate to the full extent of the amount of such payment with the same force and effect as if such payment had not been made by the Borrowers in the first instance. Any waiver or amendment hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance.

      SECTION 5.5 Indemnification. The Borrower agrees to reimburse the Administrative Agent (in its capacity as Administrative Agent and as Collateral Agent) upon demand for all reasonable costs and expenses, including reasonable counsel fees and disbursements, incurred, and to indemnify and hold the Administrative Agent and its respective officers, directors, employees and agents (collectively, the "Indemnified Parties") harmless from and against all losses of any kind whatsoever suffered thereby in connection with (a) the defense of any claim or proceeding challenging the exercise by the Administrative Agent of any right or remedy granted to it under this Agreement,
(b) any claim against the Indemnified Parties, and the prosecution or defense thereof, arising out of or in any way connected with this Agreement (whether or not the Indemnified Party is a party thereto), and (c) the collection or enforcement of the obligations under the Senior Debt or the Subordinated Indebtedness or any of them, except in any such case in which losses result solely from the gross negligence or willful misconduct of the Indemnified Party.

      SECTION 5.6 Severability; Benefited Creditor.

      (a) Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      (b) If either Secured Party (a "Benefited Creditor") shall obtain payment with respect to any Collateral by any means (including through the exercise of any right of set-off, banker's lien or counterlien or similar right or otherwise or through the exercise of any right under any applicable documents) and, as a result of such payment, such Benefited Creditor shall have received a percentage or amount in excess of those amounts to which it is entitled under Section 3 hereof, it shall promptly make such payments to the other Secured Party and such other adjustments as shall be necessary so that each Secured Party shall share the benefit of such excess payment (net of any expenses which may be incurred by such Benefited Creditor in obtaining or preserving such excess payment) in accordance with the provisions of Section 3 hereof. Nothing herein shall require either Secured Party to exercise any such right of set-off, banker's lien, counterlien or similar right referred to in this Section 5.6 (b).

      SECTION 5.7 Complete Agreement. This Agreement constitutes the complete agreement and understanding of each of the Subordinated Creditor and the Administrative Agent, and supersedes all prior or contemporaneous oral and written negotiations, agreements and understandings, express or implied, with respect to the subject matter hereof.

      SECTION 5.8 Counterparts. This Agreement may be executed in any number of counterparts, and by the parties each in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same Agreement.

      SECTION 5.9 Binding Arbitration; Waiver of Jury Trial; Governing Law.

      (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement ("Disputes"), between or among parties to this Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from documents relating hereto executed in the future, disputes as to whether a matter is subject to arbitration, or claims concerning any aspect of the past, present or future relationships arising out of or connected with this Agreement. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association ("AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding anything foregoing to the contrary, any arbitration proceeding demanded hereunder shall begin within ninety (90) days after such demand thereof and shall be concluded within one hundred and twenty (120) days after such demand. These time limitations may not be extended unless a party hereto shows cause for extension and then such extension shall not exceed a total of sixty (60) days. The panel from which all arbitrators are selected shall be comprised of licensed attorneys selected from the Commercial Finance Dispute Panel of the AAA. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The parties hereto do not waive any applicable Federal or state substantive law except as provided herein.

      (b) Jury Trial. THE PARTIES HERETO HEREBY ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

      (c) Governing Law. This Agreement, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with the laws of the state of New York, without reference to the conflicts or choice of law principles thereof.

      SECTION 5.10 Relationship of Parties. This Agreement is entered into solely for the purposes set forth above, and, except as is expressly provided otherwise herein, neither the Administrative Agent nor Subordinated Creditor hereto assumes any responsibility to the other to advise such other party of information regarding the financial condition of the Loan Parties or regarding any of the Collateral or of any other circumstances bearing upon the risk of nonpayment of any obligations arising under the Credit Documents or the Junior KNOLOGY Debt Credit Documents. Eachd of the Administrative Agent and Subordinated Creditor shall be responsible for managing its relationship with the Loan Parties and except with respect to the Administrative Agent's role as Collateral Agent, neither the Administrative Agent nor Subordinated Creditor shall be deemed the agent of the other for any purpose.

                            [Signature Pages Follow]

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above:


[CORPORATE SEAL]                    KNOLOGY OF COLUMBUS, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                          ------------------------------


[CORPORATE SEAL]                    KNOLOGY OF MONTGOMERY, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


[CORPORATE SEAL]                    KNOLOGY OF PANAMA CITY, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


[CORPORATE SEAL]                    KNOLOGY OF AUGUSTA, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


[CORPORATE SEAL]                    KNOLOGY OF CHARLESTON, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

[Intercreditor and Subordination Agreement]

[CORPORATE SEAL]                    KNOLOGY OF SOUTH CAROLINA, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


[CORPORATE SEAL]                    KNOLOGY OF ALABAMA, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


[CORPORATE SEAL]                    KNOLOGY OF FLORIDA, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


[CORPORATE SEAL]                    KNOLOGY OF HUNTSVILLE, INC., as Borrower


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

[COPORATE SEAL]                     KNOLOGY OF GEORGIA, INC., as Borrower

                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


                           [SIGNATURE PAGES CONTINUE]

[Intercreditor and Subordination Agreement]

[CORPORATE SEAL]                    KNOLOGY Broadband, Inc., as Guarantor

                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------


                           [SIGNATURE PAGES CONTINUE]

[Intercreditor and Subordination Agreement]

[CORPORATE SEAL]                    KNOLOGY, INC., as Subordinated Creditor

                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

[Intercreditor and Subordination Agreement]

                                    FIRST UNION NATIONAL BANK, as
                                     Administrative Agent and Lender

                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

[Intercreditor and Subordination Agreement]